SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 21, 2003


                         VERTICAL COMPUTER SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               DELAWARE                 0-28685            65-0393635
      ---------------------------      ----------         ------------
     (State or other jurisdiction     (Commission        (IRS Employer
          of incorporation)           File Number)     Identification No.)



                           201 MAIN STREET, SUITE 1455
                              FORT WORTH, TX 76102

                    (Address of principal executive offices)


                                 (817) 348-8717
                                 --------------
               101 WEST 6TH STREET, SUITE 401 AUSTIN, TEXAS 78701

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                    (FORMER ADDRESS OF SMALL BUSINESS ISSUER)

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ITEM 9. REGULATION FD DISCLOSURE.

Vertical Computer Systems, Inc. (the "Company") has closed its office at 101 West 6th Street, Suite 401, Austin, TX 78701 and has moved its principal executive office to Chase Texas Tower, 201 Main Street, Suite 1455, Fort Worth, TX 76102, effective on April 21, 2004. The Company intends to move into permanent headquarters within the next 90 days.


ITEM 7. EXHIBITS

      NONE

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VERTICAL COMPUTER SYSTEMS, INC.
Dated: April 21, 2004
                                              By:      /s/Richard Wade
                                                       ------------------------
                                                       Name:  Richard Wade
                                                       Its:  President and CEO